UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) (Rule 14a-101) of the Securities Exchange Act of 1934

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Celcuity Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000365746_1 R1.0.1.17 CELCUITY INC. CELCUITY INC. 16305 36TH AVENUE NORTH SUITE 450 MINNEAPOLIS, MN 55446 Annual Meeting March 15, 2018 May 10, 2018 May 10, 2018 2:00 PM CDT Celcuity Inc 16305 36th Avenue North Suite 100 Minneapolis, MN 55446

Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote × Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. × × 0000365746_2 R1.0.1.17 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2018 to facilitate timely delivery.

Voting items 0000365746_3 R1.0.1.17 The Board of Directors recommends you vote FOR the following: 1. Elect five directors Nominees 01) Maureen Cronin 02) David F. Dalvey 03) Lance G. Laing 04) Richard J. Nigon 05) Brian F. Sullivan The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratify the appointment of Boulay LLP as our independent registered public accounting firm for fiscal year ending December 31, 2018. 3. To approve, by a non-binding and advisory vote, compensation of the named executive officers. The Board of Directors recommends you vote for One Year: 4. To recommend, by a non-binding and advisory vote, the frequency of votes on named executive officer compensation. The Board of Directors recommends you vote FOR proposals 5 through 7. 5. To approve the Company's 2017 Stock Incentive Plan. 6. To approve the Company's 2017 Employee Stock Purchase Plan. 7. To amend the Certificate of Incorporation to decrease the number of authorized shares of our capital stock. NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.